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                                                  EXHIBIT 24(b)




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 21, 1996 included in Vernitron Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


                                        /s/ Arthur Andersen LLP
                                        -----------------------
                                        ARTHUR ANDERSEN LLP



New York, New York
July 26, 1996